UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

Tilray Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Talbot Street West,
Leamington, ON	N8H 5L4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 845-7291

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Tilray Brands, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on June 22, 2023 (the “Original Form 8-K”), the Company consummated an arrangement on June 22, 2023 with HEXO Corp., a corporation existing under the laws of the Province of Ontario (“HEXO”), whereby the Company acquired all of the issued and outstanding common and preferred shares of HEXO pursuant to a plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”).

This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Form 8-K, including the required financial statements of HEXO and the required pro forma financial information of the Company. Except as otherwise provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment No. 1 on Form 8-K/A, including the pro forma condensed combined financial information attached hereto, contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma condensed combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma condensed combined financial information or the estimates and assumptions used in preparing the pro forma condensed combined financial information. The pro forma condensed combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2022, as amended, and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited consolidated financial statements of HEXO and its consolidated subsidiaries as of and for the years ended July 31, 2022 and 2021, and the notes related thereto, are included as Exhibit 99.1 hereto and are incorporated herein by reference. Unaudited interim consolidated financial statements of HEXO and its consolidated subsidiaries as of April 30, 2023 and for the three and nine months ended April 30, 2023 and 2022, and the notes related thereto, are included as Exhibit 99.2 hereto and are incorporated herein by reference. Also included as Exhibit 99.3 hereto and incorporated herein by reference is HEXO’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended July 31, 2022.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of February 28, 2023, giving effect to the Arrangement as if it had occurred on February 28, 2023, and the unaudited pro forma condensed combined statement of operations for the year ended May 31, 2022 and the nine months ended February 28, 2023, giving effect to the Arrangement as if it had occurred on June 1, 2021, and the related notes, are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Audited consolidated financial statements of HEXO Corp. as of and for the years ended July 31, 2022 and 2021 (incorporated by reference to Exhibit 99.2 of HEXO Corp.’s Annual Report on Form 40-F for the fiscal year ended July 31, 2022, including the report of Independent Registered Public Accounting Firm, filed with the SEC on November 1, 2022).

99.2
Unaudited interim consolidated financial statements of HEXO Corp. as of April 30, 2023 and for the three and nine months ended April 30, 2023 and 2022 (incorporated by reference to Exhibit 99.1 of HEXO Corp.’s Report on Form 6-K filed with the SEC on June 14, 2023).

99.3
HEXO Corp. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended July 31, 2022 (incorporated by reference to Exhibit 99.3 of HEXO Corp.’s Annual Report on Form 40-F for the fiscal year ended July 31, 2022 filed with the SEC on November 1, 2022).

99.4	Unaudited pro forma condensed combined financial statements of Tilray Brands, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILRAY, INC.

Dated: July 25, 2023	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel